                                                                    Exhibit 4.9


                              SUBSIDIARY GUARANTEE


     CompTeam Inc., a Delaware corporation ("Guarantor"), hereby executes this Subsidiary Guarantee (this "Subsidiary Guarantee") on behalf of its sole stockholder, CompUSA Inc., a Delaware corporation (the "Company") in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among the Company, certain of its subsidiaries (collectively, with the Guarantor, the "Guarantors") and U.S. Trust Company of Texas, N.A. (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee thereunder will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

     The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

     The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

     No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

     This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

     Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

                                              CompTeam Inc.



                                              By: /s/ Mark R. Walker
                                                  ------------------------------

                                              Its: Vice President & Secretary
                                                  ------------------------------

                             SUBSIDIARY GUARANTEE


     CompUSA Holdings II Inc., a Delaware corporation ("Guarantor"), hereby executes this Subsidiary Guarantee (this "Subsidiary Guarantee") on behalf of its sole stockholder, CompUSA Inc., a Delaware corporation (the "Company") in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among the Company, certain of its subsidiaries (collectively, with the Guarantor, the "Guarantors") and U.S. Trust Company of Texas, N.A. (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee thereunder will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

     The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

     The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

     No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

     This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

     Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

                                         CompUSA Holdings II Inc.



                                         By:  /s/ James E Skinner
                                             -----------------------------------

                                         Its: Executive Vice President - Finance
                                             -----------------------------------

                              SUBSIDIARY GUARANTEE

          PCs Compleat, Inc., a Delaware corporation ("Guarantor"), hereby executes this SUBSIDIARY GUARANTEE (this "Subsidiary Guarantee"), dated as of May 30, 1996, on behalf of its sole stockholder, CompUSA Inc., a Delaware corporation (the "Company") in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among the Company, certain of its subsidiar ies (collectively, with the Guarantor, the "Guarantors") and U.S. TRUST COMPANY OF TEXAS, N.A., as Trustee (the "Trustee"). Capi talized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securi ties and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee under the Indenture and the Securities will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated matu rity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, present ment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be rein stated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guar antors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Inden ture for the purposes of this Subsidiary Guarantee, notwithstand ing any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obli gations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsid iary Guarantee. The Guarantor shall have the right to seek con tribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

          The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsid iary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

          The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to the Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraud ulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing inten tion, the Guarantor hereby irrevocably agrees that the obliga tions of such Guarantor under the Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

          No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all sub ject to the terms and conditions hereof.

          The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

          Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

          IN WITNESS WHEREOF, the undersigned has executed this Subsidiary Guaranty as of the date first written above.


                                        PCs COMPLEAT, INC.


                                        By: /s/ Gordon B Hoffstein
                                           -------------------------------------
                                           Name: Gordon B. Hoffstein
                                           Title: Chief Executive Officer

                             SUBSIDIARY GUARANTEE


          CompUSA Holdings I Inc., a Delaware corporation ("Guarantor"), hereby executes this Subsidiary Guarantee (this "Subsidiary Guarantee") on behalf of its sole stockholder, CompUSA Inc., a Delaware corporation (the "Company") in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among the Company, certain of its subsidiaries (collectively, with the Guarantor, the "Guarantors") and U.S. Trust Company of Texas, N.A. (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee under the Indenture and the Securities will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

          The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

          The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor and after giving effect to any collection from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

          No stockholder, officer, director or incorporator, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer, director or incorporator.

          This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

          Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

          EXECUTED as of the 7th day of February, 1996.


                                            CompUSA Holdings I Inc.



                                            By: /s/ Melvin D. McCall
                                                --------------------------------
                                            Name:   Melvin D. McCall
                                            Title  Senior Vice President-
                                                    Human Resources

                              SUBSIDIARY GUARANTEE


     CompUSA Management Company, a Delaware business trust ("Guarantor"), hereby executes this Subsidiary Guarantee (this "Subsidiary Guarantee") on behalf of its sole shareholder, CompUSA Inc., a Delaware corporation, in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among CompUSA Inc., a Delaware corporation (the "Company"), certain of its subsidiaries (collectively, with the Guarantor, the "Guarantors") and U.S. Trust Company of Texas, N.A. (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee under the Indenture and the Securities will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

     The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

     The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

     No stockholder, officer or trustee, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer or trustee.

     This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

     Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

     Executed as of the 31st day of May, 1996.


                                             CompUSA Management Company



                                             By: /s/ James E. Skinner
                                                 --------------------------
                                             Name:   James E. Skinner
                                             Title:  Executive Vice President-
                                                        Finance and Treasurer

                             SUBSIDIARY GUARANTEE


     CompUSA Stores L.P., a Texas limited partnership ("Guarantor"), hereby executes this Subsidiary Guarantee (this "Subsidiary Guarantee") on behalf of its general partner, CompUSA Inc., a Delaware Corporation, in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among CompUSA Inc., a Delaware corporation (the "Company"), certain of its subsidiaries (collectively, with the Guarantor, the "Guarantors") and U.S. Trust Company of Texas, N.A. (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

     The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee under the Indenture and the Securities will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

     The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

     The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

     No limited partner, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such limited partner.

     This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

     Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

     EXECUTED as of the 3rd day of June, 1996.


                                        CompUSA Stores L.P.

                                        By:  CompUSA Inc., General Partner



                                             By: /s/ Harold F. Compton
                                                --------------------------------
                                             Name:  Harold F. Compton
                                             Title: Executive Vice President
                                                     and Chief Operating Officer

                              SUBSIDIARY GUARANTEE


          CompUSA Holdings Company, a Delaware business trust ("Guarantor"), hereby executes this Subsidiary Guarantee (this "Subsidiary Guarantee") on behalf of its sole shareholder, CompUSA Inc., a Delaware corporation, in connection with that certain Indenture (the "Indenture") dated as of June 17, 1993, among CompUSA Inc., a Delaware corporation (the "Company"), certain of its subsidiaries (collectively, with the Guarantor, the "Guarantors") and U.S. Trust Company of Texas, N.A. (the "Trustee"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

          The Guarantor hereby unconditionally guarantees to each Holder of a Security authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of the Indenture, the Securities and the obligations of the Company thereunder, that:
(a) the principal of and interest on the Securities will be promptly paid in full when due, whether at maturity, by acceleration, redemption or otherwise, and interest on the overdue principal of and interest on the Securities, if any, if lawful, and all other obligations of the Company to the Securityholders or the Trustee under the Indenture and the Securities will be promptly paid in full or performed, all in accordance with the terms thereof; and (b) in case of any extension of time of payment or renewal of any Securities or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise. Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor will be jointly and severally obligated (together with the other Guarantors) to pay the same immediately. The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Securities or the Indenture, the absence of any action to enforce the same, any waiver or consent by any Securityholder with respect to any provisions thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in the Securities and the Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor, or any Custodian, Trustee, liquidator or other similar official acting in relation to either the Company or the Guarantors, any amount paid by either to the Trustee or such Securityholder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Securityholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Securityholders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed thereunder, and (y) in the event of any declaration of acceleration of such obligations as provided in Article 6 of the Indenture, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantors for the purpose of this Subsidiary Guarantee. The Guarantor shall have the right to seek contribution from any non-paying Guarantor so long as the exercise of such right does not impair the rights of the Securityholders under this Subsidiary Guarantee.

          The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Subsidiary Guarantee; provided, however, that the maximum liability of the Guarantor pursuant to this Subsidiary Guarantee shall be limited by the following paragraph.

          The Guarantor hereby confirms that it is the intention of all parties that the guarantee by the Guarantor pursuant to this Subsidiary Guarantee not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar federal or state law. To effectuate the foregoing intention, the Guarantor hereby irrevocably agrees that the obligations of such Guarantor under this Subsidiary Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of the Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Subsidiary Guarantee, result in the obligations of the Guarantor under this Subsidiary Guarantee not constituting such fraudulent transfer or conveyance.

          No stockholder, officer or trustee, as such, past, present or future, of the Guarantor shall have any personal liability under this Subsidiary Guarantee by reason of his or its status as such stockholder, officer or trustee.

          This Subsidiary Guarantee shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Securityholders and, in the event of any transfer or assignment of rights by any Securityholder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

          The obligations of the Guarantor to the Securityholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly subordinated to the extent set forth in Article 11 of the Indenture and reference is hereby made to such Indenture for the precise terms of such subordination.

          Concurrently with a sale or other disposition of assets or all of the capital stock of the Guarantor in compliance with the terms and conditions set forth in the Indenture, including Sections 4.10 and 11.04 thereof, such assets shall automatically be released from any Liens in favor of the Trustee and, if the assets sold or otherwise disposed of include all or substantially all of the assets of the Guarantor or all of the capital stock of the Guarantor, then the Guarantor (in the event of a sale or other disposition of all of the capital stock of such Guarantor) or the purchaser of the property (in the event of a sale or other disposition of all or substantially all of the assets of such Guarantor) shall automatically be released from and relieved of any obligations under the Subsidiary Guarantee without any action required on the part of the Trustee or any Securityholder.

          EXECUTED as of the 14th day of June, 1996.


                                        CompUSA Holdings Company



                                        By: /s/ James F. Halpin
                                            ----------------------
                                        Name:   James F. Halpin
                                        Title:  President

                                      -3-